                                                              Exhibit 99.16 (f)




                            Power Of Attorney


KNOWN ALL PERSONS BY THESE PRESENTS, that the undersigned constitutes and appoints Horacio A. Valeiras, Charles H. Field, Jr. and Deborah A. Wussow and each of them his true and lawful attorney-in-fact as agent with full power of substitution and resubstitution of him in his name, place and stead, to sign any and all registration statements applicable to Nicholas-Applegate Institutional Funds, and any amendment to supplement thereto, and to file the same with all exhibits thereto and other documents in connection therewith, with the U.S. Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in fact and agent, or his substitutes, may lawfully do or cause to be done by virtue hereof.

Dated: December 22, 2004




                                                       /s/
                                                       ------------------------
                                                       Walter E. Auch

                          Power Of Attorney


KNOWN ALL PERSONS BY THESE PRESENTS, that the undersigned constitutes and appoints Horacio A. Valeiras, Charles H. Field, Jr. and Deborah A. Wussow and each of them his true and lawful attorney-in-fact as agent with full power of substitution and resubstitution of him in his name, place and stead, to sign any and all registration statements applicable to Nicholas-Applegate Institutional Funds, and any amendment to supplement thereto, and to file the same with all exhibits thereto and other documents in connection therewith, with the U.S. Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in fact and agent, or his substitutes, may lawfully do or cause to be done by virtue hereof.

Dated: December 22, 2004



                                                  /s/
                                                  -----------------------------
                                                  George F. Keane

                        Power Of Attorney


KNOWN ALL PERSONS BY THESE PRESENTS, that the undersigned constitutes and appoints Horacio A. Valeiras, Charles H. Field, Jr. and Deborah A. Wussow and each of them his true and lawful attorney-in-fact as agent with full power of substitution and resubstitution of she in her name, place and stead, to sign any and all registration statements applicable to Nicholas-Applegate Institutional Funds, and any amendment to supplement thereto, and to file the same with all exhibits thereto and other documents in connection therewith, with the U.S. Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in fact and agent, or his substitutes, may lawfully do or cause to be done by virtue hereof.

Dated: December 22, 2004



                                                  /s/
                                                  -----------------------------
                                                  Darlene T. DeRemer